SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2002

NATIONAL MERCANTILE BANCORP

(Exact name of Registrant as Specified in Its Charter)

California	0-15982	95-3819685
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1840 Century Park East

Los Angeles, California 90067

(Address of Principal Executive Offices)

(310) 277-2265

(Registrant’s Telephone Number, Including Area Code)

NA

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.     OTHER EVENTS

Reference is made to the press release of the Registrant issued on June 5, 2002 which contains information meeting the requirements of this Item 5 and which is incorporated herein by this reference.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(3)                                  EXHIBITS

99.1                           Press release issued June 5, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL MERCANTILE BANCORP

Dated: June 13, 2002	By:	/s/	David R. Brown
David R. Brown
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release issued June 5, 2002